Supplement dated May 1, 2015 to the following booklets dated May 1, 2015:

MultiOption(r) Achiever Variable Annuity
MultiOption(r) Classic Variable Annuity
MultiOption(r) Select Variable Annuity



Effective January 1, 2015, the name of the Ivy Funds VIP
International Growth portfolio has changed to the Ivy Funds
VIP Global Growth portfolio.


































Please retain this supplement for future reference.